8.   ENUREMENT

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

9.   COUNTERPART EXECUTION

This Agreement may be executed in counterpart and, when each party has executed a counterpart, all counterparts taken together shall constitute one agreement.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the date of this Agreement.

BLACK CREEK RESOURCES LTD.	CANASIA INDUSTRIES CORPORATION*

/s/ Brian Murray	/s/ David Derby

W.G.B. (Brian) Murray, President	Mr. David Derby

FALL RIVER RESOURCES LTD.	HABANERO RESOURCES INC.

/s/ Jason Gigliotti

Ian McBain, President	Mr. Jason Gigliotti, President

MICRON ENVIRO SYSTEMS, INC.	LOCHFAYNE RESOURCES LTD.

/s/ Bernard McDougall	/s/ Brian Murray

Mr. Bernie McDougall, President	W.G.B. (Brian) Murray, President

* Canasia’s participation is subject to regulatory approval

SCHEDULE D

TA-152

OIL WELL GAS WELL

DRY & ABANDONED SUSPENDED OIL ABANDONED OIL ABANDONED GAS OIL & GAS

SUSPENDED OIL & GAS ABANDONED OIL & GAS LOCATION OR DRILLING INJECTION

SHUT-IN\CAPPED OIL TEST WELL

UNDETERMINED\UNKWN SHUT-IN\CAPPED GAS SHUT-IN\CAPPED O & G

Oil Well Effluent Sour Natural Gas Water Other Types